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                                                                   Exhibit 10.11
                            FIRST AMENDMENT TO THE
                    PATENT AND TRADEMARK SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO THE PATENT AND TRADEMARK SECURITY AGREEMENT, dated as of June 20, 2001 (this "Amendment"), by and between SENETEK, plc, a
                           ---------
corporation organized under the laws of England (the "Company") and each of the
                                                      -------
undersigned (each a "Grantor", and collectively with the Company, the
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"Grantors") and SILVER CREEK INVESTMENTS, LTD., a British Virgin Islands
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company, as Collateral Agent (the "Collateral Agent") for the benefit of the
                                   ----------------
purchasers (the "Original Purchasers") set forth on Schedule 1 of the Original
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Purchase Agreement (as defined below) and the Lender (as defined below).

     WHEREAS, the Company and the Original Purchasers have entered into a Securities Purchase Agreement dated as of April 14, 1999 (the "Original Purchase
                                                               -----------------
Agreement");
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     WHEREAS, as collateral security for payment and performance of its
Obligations (as defined in the Original Purchase Agreement), each of the Grantors granted to the Original Purchasers a security interest in all of its patents and trademarks pursuant to the terms of the Patent and Trademark Security Agreement by and among the Grantors and the Collateral Agent (as the same from time to time may be amended, modified, supplemented, extended or restated, the "Patent and Trademark Security Agreement");
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     WHEREAS, Wallington Investments Limited, a corporation organized under the laws of the British Virgin Islands (the "Lender"), has agreed to extend certain
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financial accommodations to the Company in connection with the financing of the working capital needs of the Company, and Lender is willing to extend such financial accommodations to the Company pursuant to the terms of a Revolving Credit Agreement to be entered into by the Company and Lender (the "Credit
                                                                    ------
Agreement");
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     WHEREAS, as a condition to Lender entering into the Credit Agreement and extending financial accommodations to the Company thereunder, and in consideration thereof, the Company and the Original Purchasers are (i) entering into a First Amendment to the Purchase Agreement dated the date hereof (the "First Amendment"; the Original Purchase Agreement, as amended by the First
 ---------------
Amendment is referred to herein as the "Purchase Agreement") in order to modify
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certain terms of the Original Purchase Agreement to, among other things, permit the Company to enter into the Credit Agreement and (ii) amending certain of the Transaction Documents, including, without limitation, the Patent and Trademark Security Agreement, to include the Lender as a secured party thereunder. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement;
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     WHEREAS, the Lender is unwilling to enter into the Credit Agreement unless the Grantors and the Collateral Agent on behalf of the Original Purchasers and the Lender enter into this Amendment;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

     1.   Amendments to the Patent and Trademark Security Agreement. (a) The
          ---------------------------------------------------------
heading of the Patent and Trademark Security Agreement shall be amended and restated to read as follows:

          "THIS PATENT AND TRADEMARK SECURITY AGREEMENT, dated as of April 14, 1999, as amended by the First Amendment dated June 20, 2001 (this "Agreement"), is made by and between SENETEK, plc, a corporation organized under the laws of England (the "Company") and each of the undersigned (each
                                     -------
     a "Grantor", and collectively with the Company, the "Grantors") and SILVER
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     CREEK INVESTMENTS, LTD., a British Virgin Islands company, as Collateral
     Agent (the "Collateral Agent") for the benefit of the purchasers (the
                 ----------------
     "Original Purchasers") set forth on Schedule 1 of the Purchase Agreement
     --------------------                ----------
     (as defined below) and Wallington Investments Limited, a company organized under the laws of the British Virgin Islands (the "Lender").
                                                        ------

          (b) The fourth "WHEREAS" clause of the Patent and Trademark Security Agreement is hereby amended and restated in its entirety as follows:

          "WHEREAS, as collateral security for payment and performance of: (i) the Company's Obligations under the Purchase Agreement, the Credit Agreement, the Lender's Note and any and all related documents; and (ii) the Guarantors' Obligations (as defined in the Guaranty (as such Guaranty is amended by the First Amendment to the Guaranty dated the date hereof from the Guarantors (as defined therein) for the benefit of the Collateral Agent (on behalf of the Original Purchasers and the Lender), and as such Guaranty is further amended from time to time) (the "Secured Obligations");
                                                          -------------------
     and the Grantors are each willing to grant to the Collateral Agent for the benefit of the Purchasers a security interest in all of its patents and trademarks; and"

          (c) Section 1(a) of the Patent and Trademark Security Agreement is hereby amended and restated in its entirety as follows:

          "Unless otherwise defined herein, each capitalized term used herein that is defined in the Purchase Agreement shall have the meaning specified for such term in the Purchase Agreement, except that (i) the term

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     "Purchasers" as used herein shall in all cases be deemed to include both the Original Purchasers and the Lender and (ii) the term "Event of Default" as used herein shall in all cases be deemed to include both an Event of Default (as defined in the Purchase Agreement) and (ii) an Event of Default (as defined in the Credit Agreement)."

     2.   Conditions to Effectiveness.  This Amendment shall become effective
          ---------------------------
only upon the satisfaction or waiver of all of the following conditions precedent:

     (a) The parties hereto shall have duly executed and delivered this Amendment.

     (b)  The Company shall have satisfied all conditions to effectiveness under
Section 6 of the First Amendment.

     (c) The Company shall have paid all fees and expenses required to be paid by it pursuant to Section 5 of the First Amendment.

     3.   Representations and Warranties.  In order to induce the Collateral
          ------------------------------
Agent to enter into this Amendment (on behalf of the Original Purchasers and the Lender), each Grantor hereby represents and warrants to the Original Purchasers and the Lender that it has full power, right and legal authority to execute, deliver and perform its obligations under this Amendment. Each Grantor has taken all corporate action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Amendment. This Amendment constitutes a legal, valid and binding obligation of each Grantor enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally. Each Grantor hereby ratifies and reaffirms the Patent and Trademark Security Agreement (as amended hereby) and the other related documents and each of its respective covenants, duties and liabilities thereunder.

     4.   U.S. Patent Office Filing.  The Grantors acknowledge that this
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Amendment shall be filed with the U.S. Patent Office and, at the sole discretion of the Collateral Agent, may be filed in any other corresponding offices in other countries and foreign jurisdictions through out the world. Each Grantor shall, in accordance with Section 16 and 21 of the Patent and Trademark Agreement, pay all costs incurred by the Collateral Agent (on behalf of the Original Purchasers and the Lender) with respect to this Amendment, including without limitation, the cost of such filings and shall at its own expense do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Collateral Agent for the benefit of the Original Purchasers and the Lenders may at any time reasonably request in connection with the administration or enforcement of this Agreement.

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     5.   Amendments. This Amendment may not be amended, modified or
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supplemented except by a subsequent written agreement signed by the parties hereto.

     6.   Counterparts. This Amendment may be executed simultaneously in any
          ------------
number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one in the same instrument.

     7.   Governing Law.  This Amendment shall be governed by the laws of the
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State of New York (without giving effect to any conflicts of law rules or principles).

     8    Headings.   The headings of this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9.   Survival of the Security Agreement.  Each reference in the Patent and
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Trademark Security Agreement to "this Agreement," "hereunder," "hereof,"
"herein" or words of like import, and each reference to the Patent and Trademark Security Agreement in any related document (other than the Patent and Trademark Security Agreement) shall mean and be a reference to the Patent and Trademark Security Agreement as amended hereby. Except as specifically amended by this Amendment, the Patent and Trademark Security Agreement shall remain in full force and effect and is hereby ratified, confirmed and acknowledged by each of the Grantors. This Amendment shall not be deemed to (i) be a consent to any waiver or modification of any term or condition of the Patent and Trademark Security Agreement or any document delivered pursuant thereto, except in each case as expressly provided herein, or (ii) prejudice any right or rights the Original Purchasers or the Lender may now or in the future have in connection with the Patent and Trademark Security Agreement.


      [Signature page follows, remainder of page is intentionally blank]

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          IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment to the Patent and Trademark Security Agreement as of the day and year first above written.

                              GRANTORS:
                              --------

                              SENETEK, PLC


                              By: /s/ Frank J. Massino
                                  --------------------
                                  Name: Frank J. Massino
                                  Title: President


                              CARME COSMECEUTICAL SCIENCES, INC.


                              By: /s/ Frank J. Massino
                                  --------------------
                                  Name: Frank J. Massino
                                  Title: President


                              SECURED PARTY:
                              -------------

                              SILVER CREEK INVESTMENTS, LTD.


                              By: /s/ Robert T. Tucker
                                  ---------------------
                                  Name: Robert T. Tucker
                                  Title: Director



  [Signature page to the First Amendment to the Patent and Trademark Security
                                  Agreement]